UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 28, 2005
Nextel Partners, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-29633	91-1930918
(Commission File Number)	(IRS Employer Identification No.)
4500 Carillon Point
Kirkland, Washington 98033

(Address of Principal Executive Offices)	(Zip Code)
(425) 576-3600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 28, 2005, Nextel Partners, Inc. (the “Company”) announced its financial results for the fiscal periods ended June 30, 2005. Along with these financial results, the Company also included supplemental schedules for quarterly and annual periods in 2003 and 2004 which reflect the Company’s restatements to comply with the requirements of SFAS No. 13, “Accounting for Leases,” and FASB Technical Bulletin No. 85-3, “Accounting for Operating Leases with Scheduled Rent Increases.” A copy of the Company’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.
     The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     The information presented in the attached press release includes financial information prepared in accordance with generally accepted accounting principles in the United States of America, or GAAP, as well as other financial measures that may be considered non-GAAP financial measures, including Adjusted EBITDA, free cash flow, service revenue margin, ARPU, LRS, net capital expenditures and CPGA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As described more fully in the notes to the financial tables attached to the press release, management believes these non-GAAP measures provide meaningful additional information about the Company’s performance and its ability to service its long-term debt and other fixed obligations and to fund its continued growth. The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the financial tables attached to the press release.
Item 9.01 Financial Statements and Exhibits.
     (c) The following exhibit is furnished with this Form 8-K pursuant to Item 2.02:

Exhibit No.	Description
99.1	Press release, dated July 28, 2005, issued by Nextel Partners, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.
Date: July 28, 2005	By:	/s/ Donald J. Manning
Donald J. Manning, Vice President,
General Counsel and Secretary